Exhibit 99.2

11 Gigawatt Private Grid Powering Next - Gen AI USHERING IN AMERICAN ENERGY AND AI DOMINANCE 1 3 Quarter 2025 Earnings Release

DISCLAIMERS ABOUT THIS PRESENTATION This presentation is provided by Fermi Inc. (“Fermi”) for informational purposes only. The information contained herein does not purport to be all inclusive and no representations or warranties, express or implied, are given in, or in respect of, this pr es entation. To the fullest extent permitted by law, in no circumstances will Fermi or any of its subsidiaries, interest holders, affiliat es, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indire ct or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the inf ormation contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. NO OFFER OR SOLICITATION This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitati on of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s ale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation is not, and unde r n o circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the req uir ements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. NO REPRESENTATIONS OR WARRANTIES This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate Fermi . Viewers of this presentation should make their own evaluation of Fermi and of the relevance and adequacy of the information and should make other investigations as they deem necessary . This presentation is not intended to form the basis of any investment decision by any potential investor and does not constitute investment, tax or legal advice . No representations or warranties, express or implied, are or will be given in, or in respect of, this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of an investment in Fermi, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . To the fullest extent permitted by law, in no circumstances will Fermi or any of its subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material . Fermi disclaims any duty to update the information contained in this presentation . FORWARD - LOOKING STATEMENTS In particular, statements pertaining to our business and growth strategies, investment and development activities and trends in our business, contain forward - looking statements . When used in this presentation, the words “estimate,” “anticipate,” “expect,” “believe,” “intend,” “may,” “will,” “could,” “should,” “would,” “seek,” “position,” “support,” “drive,” “enable,” “optimistic,” “target,” “opportunity,” “approximately” or “plan,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters are intended to identify forward - looking statements . You can also identify forward - looking statements by discussions of strategy, plans or intentions of management . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all), including with respect to historical environmental conditions at the Project Matador site, which increases site preparation and timelines . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : our business model is highly dependent on the successful construction, development, leasing, and continued maintenance of Project Matador, our ability to access adequate project financing, commercial borrowings and debt and equity capital markets to fund our significant anticipated capital expenditures, our ability to construct, operate and maintain power generation facilities on schedule and at anticipated costs, either of which may be impacted by supply chain disruptions, including the impact on labor availability, raw materials and input commodity costs and availability, and manufacturing and transportation, the market for generating nuclear power is not yet established and may not achieve the growth potential we expect or may grow more slowly than expected ; general business and economic conditions ; environmental history, remediation, and associated risks ; our ability to obtain and renew leases with our tenants on terms favorable to us, and manage our growth, business, financial results and results of operations ; our ability to respond to price fluctuations and rapidly changing technology ; the impact of tariffs and global trade disruptions on us and our tenants ; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, and restrictive governmental actions ; we and our customers operate in a politically sensitive environment, and the public perception of nuclear energy can affect our customers and us ; the degree and nature of our competition ; our failure to generate sufficient cash flows to service indebtedness ; material negative changes in the creditworthiness and the ability of our tenants to meet their contractual obligations ; increases and volatility in interest rates ; increased power, labor, equipment procurement, shipping, refurbishment or construction costs ; labor shortages or our inability to attract and retain talent ; changes in, or the failure or inability to comply with, government regulation, including regulation of our facilities’ environmental footprint and the project’s electric generation and storage assets ; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes ; our inability to obtain and/or maintain necessary government or other required consents or permits ; our failure to qualify as a REIT and maintain our REIT qualification for U . S . federal income tax purposes ; changes in, or the failure or inability to comply with, local, state, federal and applicable international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates ; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us ; and additional factors discussed in the sections entitled “Business and Properties,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our final prospectus filed with the U . S . Securities and Exchange Commission . You are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date hereof . While forward - looking statements reflect our good faith beliefs, they are not guarantees of future performance . We undertake no obligation to publicly release the results of any revisions to these forward - looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law . In light of these risks and uncertainties, the forward - looking events discussed in in this presentation might not occur as described, or at all . INDUSTRY AND MARKET DATA In this presentation, Fermi relies on and refers to certain information and statistics regarding the markets and industries i n w hich Fermi competes. Such information and statistics are based on Fermi’s management’s estimates and/or obtained from third p art y sources, including reports by market research firms and company filings. While Fermi believes such third party information is re liable, there can be no assurance as to the accuracy or completeness of the indicated information. Fermi has not independentl y verified the accuracy or completeness of the information provided by the third - party sources.

FERMI AMERICA SALUTES THE BRAVE MEN & WOMEN WHO SERVED WITH HONOR On this Veterans Day and Remembrance Day, we proudly salute all who have worn the uniform, knowing that we are the land of the free because of the brave. Their courage, sacrifice, and devotion have safeguarded the freedom and promise of America.  As we remember their service, Fermi America stands united in our mission to fight today's war for the freedom of Western Civilization as we know it, ensuring America controls the future of AI.  God bless our veterans and God bless America. \ AS1

THE WORLD'S LARGEST ADVANCED ENERGY AND ARTIFICIAL INTELLIGENCE CAMPUS Spanning 11 gigawatts of power , comprised of a combination of 5 gigawatts of gas - powered generation and 6 gigawatts of nuclear generation , across 5,200 acres , Project Matador is expected to be the largest advanced energy and data campus in the world. A first - of - its - kind private electric grid combining nuclear, natural gas, and solar power , delivering next - generation artificial intelligence at scale, in partnership with the Texas Tech University System.

Advanced Energy and Artificial Intelligence Campus 5,236 Acres - The Largest Site of its Kind in the World AS1

Project Matador – Site Progress 6 AS1JD2

Complete
In Progress
In Plans

Fermi Milestones – Up to 11 GW of Gas Powered Generation

Milestones	1st GW 2026	2nd GW 2027	3rd GW 2028	4th GW 2029	5th GW 2030 - 2031	6th GW 2032 – 2033	7th - 11th GW *2034 – 2038*	Status
Land	99-Year Ground Lease with Texas Tech University for 5,236-acre Project Matador Campus Commenced in September 2025(1) Installed 6,500 ft of roads, 34,000 ft of fencing, 9,500 ft of barriers, and 12,000 ft of water lines, with approximately 4 million sq.ft graded across data center, substation, and generation sites with additional clearing underway						Land Purchases Under Discussion	Secured
Land Expansion	Exploring Options to Expand Project Matador Campus by 2,000 Acres							On Track
Natural Gas	Natural Gas Secured Through Energy Transfer (300,000 MMbtu/day) Oneok Interconnect Agreement to Supply Redundancy	Natural Gas Expanding Supply via Existing Pipelines (400,000 MMbtu/day)		Dedicated Waha-to-Amarillo Pipeline (New Build) to Start in 2026 and to be Completed by 2028 (2,000,000 Mmbtu/day)				Ahead of Schedule
Water	Signed Firm Water Supply (2.5 Million Gallons / Day)	Additional 2.0 Million Gallons / Day Under Memorandum of Understanding (MOU)	Additional 23 Million Gallons / Day Supported by Land Purchases					Ahead of Schedule
Permits	6 GW Natural Gas Clean Air Permit Application Preliminarily Approved by TCEQ, Subject to a Public Comment Process; Executed Signed Tax Abatement with Carson County (TX); Attempted Submission of Foreign Trade Zone Application, Pending Reopening of U.S. Government for Resubmission							On Track
Power Generation Equipment	2.2 GW of Gas-Fired Capacity Secured Through Strategic Generation Investments & Partnerships	0.3 GW In Progress	0.5 GW Under Discussion	3.5 GW of Gas-Fired Capacity Under LOI (39 Siemens SGT800)				Ahead of Schedule
SPS Grid Power Agreement	Up to 200 MW Expected to be Secured Currently Being Negotiated							On Track

(1) Lease is subject to certain performance conditions as described in the Company's final prospectus as filed with the SEC on October 2, 2025.

FERMI AMERICA PROPRIETARY + CONFIDENTIAL | FOR INTERNAL USE ONLY 7

Fermi Milestones – Up to 11 GW of Gas Powered Generation

■ Complete
■ In Progress
□ In Plans

Milestones	1st GW 2026	2nd GW 2027	3rd GW 2028	4th GW 2029	5th GW 2030 - 2031	6th GW 2032 – 2033	7th - 11th GW *2034 – 2038*	Status
Powered Shells	Powered Shells Under Construction (~2.6M sq. ft.)	Powered Shells Under Construction (~400 acres)	Powered Shells Under Construction (~400 acres)	Powered Shells Under Construction (~400 acres)	Powered Shells Under Construction (~400 acres)	Powered Shells Under Construction (~400 acres)	Powered Shells Under Construction (~400 acres)	On Track
Tenant 1 Financing (Financing)	$150 MM AIAC; Expected $3.3 BN Project Finance							On Track
Long Lead Time Items Financing (Financing)	$1.6 BN of Capital to date; $2.5 BN in Limited-Recourse Long Lead Time Financing for Electrical, Gas Gen Sets, and Nuclear Components							On Track
Solar	Fermi is Engaging Major Solar Providers to Develop up to 1.7 GW of Solar Capacity to Offset Gas-Fired Generation During High-Insolation Periods							On Track
Batteries	Fermi is Coordinating with Tenant on BESS Design to Manage Rapid Load Variability, Targeting 1 MW of Storage per 1 MW of IT Load							On Track
Safety Program	Fermi is Implementing a State-of-the-Art Safety Program to Ensure the Highest Standards of Operational Excellence and Site-Wide Risk Management							On Track
Tenants	Tenant 1 Under LOI, AIAC Executed; Complete Tenant 1 Lease Agreement	Tenant Discussions						Behind Schedule Expected Q4

FERMI AMERICA PROPRIETARY + CONFIDENTIAL | FOR INTERNAL USE ONLY 8

Fermi Milestones – Up to 6 GW of Nuclear Generation Status 6 th GW 2038 5 th GW 2037 4 th GW 2036 3 rd GW 2035 2 nd GW 2034 1 st GW 2032 – 33 Pre - Nuclear Milestones 2026 - 32 2025 On Track Permits On Track Major Nuclear Generation Equipment On Track Nuclear Financing On Track Nuclear Fuel On Track Nuclear Construction Fermi Will Engage with Relevant Fuel Suppliers to Secure Fuel for Westinghouse AP1000 and SMRs Combined Operating License Application (COLA) Accepted for Review Various Financing Options Being Discussed 9 Long Lead Time Equipment Ordered to Support Nuclear Development (Reactor Vessels and Steam Generators) COL Approval Expected by 2026 Hyundai Collaboration Doosan Partnership FEED to be Completed by Q2 2026, Start of EPC Negotiations Site Preparation Nuclear Island Construction Starts Q3 2026 with LWA from NRC Establish a JV for Commissioning and Operations of Nuclear Power Plants Complete In Progress In Plans MU1

Fermi Milestones – 1 GW

Complete
In Progress
In Plans

Milestones	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Status
Land	99-Year Ground Lease with Texas Tech University for 5,236-acre Project Matador Campus Commenced in September 2025[(1)] Installed 6,500 ft of roads, 34,000 ft of fencing, 9,500 ft of barriers, and 12,000 ft of water lines, with approximately 85 acres graded across data center, substation, and generation sites with additional clearing underway						Secured
Natural Gas	Natural Gas Secured Through Energy Transfer (300,000 MMbtu/day) Oneok Interconnect Agreement to Supply Redundancy						Secured
Water		Signed Firm Water Supply (2.5 Million Gallons / Day)					Secured
Permits		6 GW Natural Gas Clean Air Permit Application Preliminarily Approved by TCEQ, Subject to a Public Comment Process; Executed Signed Tax Abatement with Carson County (TX); Attempted Submission of Foreign Trade Zone Application, Pending Reopening of U.S. Government for Resubmission					On Track
Gas Power Generation Equipment	0.8 GW at Estimated Site Conditions of Gas-Fired Capacity Secured Through Strategic Generation Investments & Partnerships					0.3 GW at Estimated Site Conditions Under Negotiation	On Track
SPS Grid Power Agreement		Up to 200 MW Expected to be Secured Currently Being Negotiated					On Track

(1) Lease is subject to certain performance conditions as described in the Company's final prospectus as filed with the SEC on October 2, 2025.

FERMI AMERICA PROPRIETARY + CONFIDENTIAL | FOR INTERNAL USE ONLY 10

Fermi Milestones – 1 GW Status Q4 2026 Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Milestones On Track Powered Shells On Track Tenant 1 Financing On Track Long Lead Time Items Financing On Track Solar On Track Batteries Behind Schedule Expected Q4 Tenants 11 Fermi is Coordinating with Tenant on BESS Design to Manage Rapid Load Variability, Targeting 1 MW of Storage per 1 MW of IT Load Fermi is Engaging Major Solar Providers to Develop up to 1.7 GW of Solar Capacity to Offset Gas - Fired Generation During High - Insolation Periods Expected $3.0 BN Project Finance Tenant 1 Under LOI Financing Complete Lease Agreement AIAC Executed Tenant Discussions $1.3 BN Capital Raises $150M MM AIAC $2.5 BN in Non - Recourse Long Lead Time Financing for Electrical, Gas Gen Sets, and Nuclear Components Complete In Progress In Plans Powered Shells Construction (~850k sq. ft.) Powered Shells Construction (~850k sq. ft.) Powered Shells Construction (~850k sq. ft.) Dirt Work and Pad Site Complete Construction Commencement